SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

                           Filed by the Registrant [x]

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

        [ ] Confidential, for Use of the Commission Only
            (as permitted by Rule 14a-6(e)(2))

        [X] Definitive Proxy Statement

        [ ] Definitive Additional Materials

        [ ] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                       THE OFFITBANK INVESTMENT FUND, INC.
                                 (the "Company")
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5)   Total Fee Paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:

          ----------------------------------------------------------------------

      2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

      3)   Filing Party:

          ----------------------------------------------------------------------

      4)   Date Filed:

          ----------------------------------------------------------------------

                            [Letterhead of OFFITBANK]

                       THE OFFITBANK INVESTMENT FUND, INC.

Dear Client:

As you may know, OFFITBANK Holdings, Inc., the sole shareholder of OFFITBANK ("OFFITBANK"), has entered into a merger agreement pursuant to which OFFITBANK will merge into Wachovia Corporation ("Wachovia"). Wachovia is one of the leading banks in the United States, with a notable presence in the Southeast and a national and international client base. The merger of OFFITBANK with Wachovia will provide our clients the benefit of a broader base of resources and products, as well as the long-term continuity which is critical for trust and estate services. Most importantly, OFFITBANK will continue to operate under our name as a distinct Wachovia company, providing wealth management services in precisely the same manner as we have for fifteen years.

In order to complete this merger and to provide continuity of investment advisory services to The OFFITBANK Investment Fund, Inc. you are being asked to approve a new advisory agreement between your fund and OFFITBANK and to elect an additional independent director of the Funds. The new agreement is essentially identical to the current advisory agreement. It is necessary to approve a new agreement because under the Investment Company Act of 1940 the merger will result in the automatic termination of the Investment Advisory Agreements between The OFFITBANK Investment Fund, Inc. and OFFITBANK.

Please be assured that there is no increase to the advisory fee rates in the proposed advisory agreements. The Board of Directors has voted unanimously in favor of each proposal and recommends that you vote "FOR" them as well.

The following information is designed to answer your questions and help you cast your proxy as a shareholder of the Funds, and is being provided as a supplement to, not a substitute for, your proxy materials, which I urge you to carefully review. If you have any questions, please do not hesitate to call me or any of my colleagues.

      Q.   I may have received multiple proxy cards, why?

      A. Unfortunately, regulations require that a proxy ballot be completed separately for each Fund account. We apologize for the inconvenience.

      Q.   Why are the Proposals being recommended?

      A. As required under the Investment Company Act of 1940, consummation of the merger will cause the automatic termination of the advisory agreements between The OFFITBANK Investment Fund, Inc. and OFFITBANK. Therefore, in order to ensure continuity in the management of the Funds, shareholders are being asked to approve new advisory agreements between the Funds and OFFITBANK.

      Q.   How will the fees and expenses of the Funds be affected?

      A.   The   annual   rate   of   the   contractual   investment   advisory,
           administrative and distribution fees applicable to each Fund will remain the same.

      Q.   As a shareholder, what do I need to do?

      A. Please read the enclosed proxy statement and vote now by completing, signing and returning the enclosed proxy ballot form(s) in the prepaid envelope by July 16, 1999.

                                                          Sincerely,

                                                          Morris W. Offit
                                                          President

YOUR VOTE IS IMPORTANT. Please read the enclosed proxy statement and vote now by completing, signing and returning the enclosed proxy ballot form(s) in the prepaid envelope. If you own shares in more than one Fund, you will receive a proxy card for each of your Funds. Please vote and return EACH proxy card you receive. EVERY VOTE COUNTS. If you have any questions, please call Vincent Rella or Michael Kagan at 1-800-829-6976.

                       THE OFFITBANK INVESTMENT FUND, INC.
                                 (the "Company")

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held on July 30, 1999


NOTICE IS HEREBY GIVEN that a special meeting of shareholders of THE OFFITBANK INVESTMENT FUND, INC. (the "Company") will be held at the offices of OFFITBANK, 520 Madison Avenue, New York, New York 10022, on July 30, 1999, at 10:00 a.m., Eastern Time, to consider and vote on the following matters:

1. To approve a new investment advisory agreement between the Company and OFFITBANK, to become effective upon the closing of the proposed merger of OFFITBANK Holdings, Inc., the sole shareholder of OFFITBANK, with the Wachovia Corporation. No fee increase is proposed;

2. To elect one additional director to serve until his successor is duly elected and shall qualify; and

3. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

      Shareholders of record at the close of business on June 24, 1999 are entitled to vote at this meeting or any adjournment thereof.

                                          By order of the Board of Directors,

          /s/Mr. Wallace Mathai-Davis Secretary

IF YOU CANNOT BE PRESENT AT THE SPECIAL MEETING, WE URGE YOU TO FILL IN, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN ORDER THAT THE SPECIAL MEETING MAY BE HELD AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY NO MATTER HOW MANY SHARES YOU OWN.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

                       THE OFFITBANK INVESTMENT FUND, INC.
                                 (the "Company")

                         SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held on July 30, 1999

                         ------------------------------

                                 PROXY STATEMENT

                         ------------------------------


        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (also referred to as the "Board" or the "Directors") of OFFITBANK Investment Fund, Inc. (the "Company") of proxies for use at the special meeting of shareholders or at any adjournment thereof. The proxy statement and form of proxy were first mailed to shareholders on or about June 30, 1999.

        The purpose of the meeting is to consider the approval of any investment advisory agreements between OFFITBANK (the "Adviser") and the Company as a result of a proposed transaction whereby the Adviser's parent company, OFFITBANK Holdings, Inc., will merge with the Wachovia Corporation or an affiliate thereof ("Wachovia"), and the Adviser will become a distinct Wachovia company. Upon completion of such transaction, it is currently anticipated that the Adviser will continue to carry on its business with its current management at its current location. Shareholders are also being asked to elect a new director, subject to consummation of the proposed transaction.

        A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon. A proxy which is properly executed that has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Company an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

        The Company has retained Shareholder Communications Corporation to solicit proxies for the special meeting. Alamo Direct is responsible for mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of such services is approximately $10,000, and will be paid by the Adviser. The Adviser will also pay the printing and postage costs of the solicitation.

        In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Adviser without cost to the Adviser. Such solicitation may be by telephone, facsimile or otherwise. The Adviser will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owner of shares held of record by such persons.

Outstanding Shares and Voting Requirements

        The Board of Directors has fixed the close of business on June 24, 1999 as the record date for the determination of shareholders entitled to vote at the special meeting of shareholders or any adjournment thereof. The Company is composed of eight separate funds, the OFFITBANK High Yield Fund, OFFITBANK Emerging Markets Fund, OFFITBANK Latin America Equity Fund, OFFITBANK U.S. Government Securities Fund, OFFITBANK Mortgage Securities Fund, OFFITBANK California Municipal Fund, OFFITBANK New York Municipal Fund, and the OFFITBANK National Municipal Fund, (individually a "Fund" and collectively, the "Funds"), each of which is represented by a separate series of the Company's shares. The Fund offers two classes of shares, Select Shares and Advisor Shares. As of the record date there were 224,044,207.803 shares of beneficial interest, no par value, of the Company outstanding, comprised of 184,422,124.551 shares of the OFFITBANK High Yield Fund, 16,483,155.713 shares of the OFFITBANK Emerging Markets Fund, 2,237,122.785 shares of the OFFITBANK Latin America Equity Fund, 4,502,144.831 shares of the OFFITBANK U.S. Government Securities Fund, 5,943,783.454 shares of the OFFITBANK Mortgage Securities Fund, 1,426,186.706 shares of the OFFITBANK California Municipal Fund, 6,976,939.533 shares of the OFFITBANK New York Municipal Fund, and 2,052,750.230 shares of the OFFITBANK National Municipal Fund. All full shares of the Company are entitled to one vote, with proportionate voting for fractional shares.

        As of the record date, the officers and Directors of the Company beneficially owned less than 1% of the shares of each Fund. As of the record date, certain persons owned of record 5% or more of the outstanding shares of certain Funds. Additional information relating to such persons is included under the section "Additional Information" herein.

Description of Voting

        Approval of Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities," within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") of each Fund. The term "majority of the outstanding voting securities" is defined under the 1940 Act to mean: (a) 67% or more of the outstanding shares present at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of a Fund, whichever is less. Approval of Proposal 2 requires a plurality of all of the votes cast at the meeting by the shareholders of the Company.

        If the meeting is called to order but a quorum is not represented at the Meeting, the persons named as proxies may vote the proxies which have been received to adjourn the meeting to a later date. If a quorum is present at the meeting but sufficient votes to approve the proposals described herein are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The persons named as proxies will vote those proxies received which voted in favor of the proposal in favor of such an adjournment and will vote those proxies received which voted against the proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Company, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

                             MATTERS TO BE ACTED ON

                                 PROPOSAL NO. 1
                      APPROVAL OF NEW MANAGEMENT AGREEMENTS

        TERMS OF THE MERGER. Pursuant to the Agreement and Plan of Merger (the "Merger Agreement") dated May 13, 1999, between OFFITBANK Holdings, Inc. and the Wachovia Corporation ("Wachovia"), Wachovia has agreed to acquire all of the outstanding common stock of OFFITBANK Holdings, Inc., in exchange for newly issued common stock of Wachovia through a merger transaction (the "Merger"). OFFITBANK (the "Adviser") is a wholly-owned subsidiary of OFFITBANK Holdings, Inc. As a result of the Merger, the Adviser will become a wholly-owned, direct subsidiary of Wachovia. The value of the common stock to be issued in the Merger will depend upon the trading price of Wachovia at the time of the Merger and the formula for exchange noted in the Merger Agreement.

        The consummation of the Merger is subject to the satisfaction of various conditions including, but not limited to, soliciting shareholder approval of new investment advisory agreements for the Funds; ensuring that composition of the Company's Board of Directors is in compliance with Section 15(f) of the 1940 Act; receipt by the parties of certain tax opinions; receipt by the parties of all necessary approvals and authorizations from governmental or self-regulatory authorities; and the receipt of all necessary consents or approvals of all persons or entities other than governmental authorities. After consummation of the Merger, it is expected that the Adviser will continue to operate with substantially the same investment personnel and officers. In addition, no changes in the Adviser's method of operation, or the location where it conducts its principal business, are contemplated.

        Under the 1940 Act, a transaction which results in a change of control or management of an investment adviser may be deemed an "assignment." The 1940 Act further provides that an investment advisory agreement will automatically terminate in the event of its assignment. The Merger constitutes a "change of control" of the Adviser for purposes of the 1940 Act and will cause the "assignment" and resulting termination of the present advisory agreements. Accordingly, the Board of Directors recommends that the new investment advisory agreement (the "New Management Agreement") between the Company and the Adviser, on behalf of each Fund, be approved by shareholders of the applicable Fund.
Section 15 of the 1940 Act provides
that when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company
(other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated as a result of the Merger.

        The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the Company's Board of Directors must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. No interested person of the Adviser within the meaning of the 1940 Act will serve on the Board of Directors of the Company during such period if such service would cause this condition to be violated.

        PRESENT MANAGEMENT AGREEMENTS. The Adviser currently provides investment advisory services to the Funds pursuant to investment advisory agreements dated February 7, 1994 with respect to the OFFITBANK High Yield Fund and OFFITBANK Emerging Markets Fund (the "High Yield and Emerging Markets Agreement"), February 8, 1995 with respect to the OFFITBANK Latin America Equity Fund, OFFITBANK California Municipal Fund, OFFITBANK New York Municipal Fund, and the OFFITBANK National Municipal Fund (the "Latin America, California, New York, and National Agreement"), and June 1, 1997 with respect to the OFFITBANK U.S. Government Securities Fund and OFFITBANK Mortgage Securities Fund (the "U.S. Government and Mortgage Securities Agreement") (collectively "Present Management Agreements"). The Present Management Agreements were last approved by the Board on December 17, 1998, and were initially approved by the original shareholder of each Fund on the date on which the Present Management Agreements were executed with the Adviser.

        Pursuant to the Present Management Agreements, the Adviser makes investment strategy decisions for the Funds, manages the investment and reinvestment of all the Funds' assets, places purchase and sale orders on behalf of the Funds, and provides continuous supervision of each Fund's investment portfolio. Under the High Yield and Emerging Markets Agreement, the OFFITBANK High Yield Fund pays the Adviser a management fee of .85% for the first $200,000,000 of average daily net assets, .75% on the next $400,000,000, and
 .65% of amounts in excess of $600,000,000, and the OFFITBANK Emerging Markets Fund pays the Adviser a management fee of .90% of the first $200,000,000 of net assets and .80% on amounts in excess thereof. For the fiscal year ended December 31, 1998, the OFFITBANK High Yield Fund paid the Adviser an aggregate management fee of $11,091,248, while the OFFITBANK Emerging Markets Fund paid the Adviser an aggregate management fee of $1,960,803. The level of management fees and contractual waivers under the High Yield and Emerging Markets Agreement will remain the same under the New Management Agreement.

        Under the Latin America, California, New York, and National Agreement, the OFFITBANK Latin America Equity Fund pays the Adviser a management fee of 1.00% of the Fund's average daily net assets, the OFFITBANK California Municipal Fund, OFFITBANK New York Municipal Fund, and the OFFITBANK National Municipal Fund each pay the Adviser a management fee of .35% of each Fund's average daily net assets. For the fiscal year ended December 31, 1998, the OFFITBANK Latin America Equity Fund paid the Adviser an aggregate management fee of $370,195, the OFFITBANK California Municipal Fund paid the Adviser an aggregate management fee of $761 (with $28,008 having been waived), the OFFITBANK New York Municipal Fund paid the Adviser an aggregate management fee of $113,193 (with $90,180 having been waived), and the OFFITBANK National Municipal Fund paid the Adviser an aggregate management fee of $15,988 (with $32,995 having been waived). The level of management fees and contractual waivers under the Latin America, California, New York, and National Agreement will remain the same under the New Management Agreement.

        Under the U.S. Government and Mortgage Securities Agreement, the OFFITBANK U.S. Government Securities Fund and OFFITBANK Mortgage Securities Fund each pay the Adviser a management fee of .35% of each Fund's average daily net assets. For the fiscal year ended December 31, 1998, the OFFITBANK U.S. Government Securities Fund paid the Adviser an aggregate management fee of $29,017 (with $38,093 having been waived), and the OFFITBANK Mortgage Securities Fund paid the Adviser an aggregate management fee of $41,751 (with $78,778 having been waived). The level of management fees and contractual waivers under the U.S. Government and Mortgage Securities Agreement will remain the same under the New Management Agreement.

        NEW MANAGEMENT AGREEMENT. The terms and conditions of the New Management Agreement are substantially identical in all material respects to those of the Present Management Agreements. A form of the New Management Agreement for the Funds is attached as Exhibit A. If the New Management Agreement is approved by shareholders of the Funds, it will become effective upon the consummation of the Merger. The New Management Agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Directors or (b) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of a Fund; provided that in either event continuance is also approved by a majority of the Independent Directors, by a vote cast in person at a meeting called for the purpose of voting such approval. The New Management Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Directors, by a vote of a majority of the outstanding voting securities of the applicable Fund, or by the Adviser. The New Management Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

        The New Management Agreement provides that the Adviser shall not be liable for any action taken or omitted to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights conferred upon it by such Agreement, or in accordance with specific instructions from the Company, provided that such acts or omissions shall not have resulted from the Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under such Agreement, or breach of its obligations thereunder.

         The descriptions set forth in this proxy statement of the New Management Agreement are qualified in their entirety by reference to Exhibit A.

         In the event that shareholders of a Fund do not approve the New Management Agreement with respect to such Fund and the Merger is consummated, the Board of Directors will promptly seek to obtain for such Fund interim advisory services either from the Adviser or from another advisory organization. Thereafter, the Board of Directors would either negotiate a new investment advisory agreement with an advisory organization selected by the Board or make other appropriate arrangements, in either event subject to approval by the shareholders of the Fund. In the event the Merger is not consummated for any reason, the Adviser will continue to serve as the investment adviser of the Funds pursuant to the terms of the Present Management Agreement.

         INFORMATION CONCERNING WACHOVIA. Wachovia is a North Carolina corporation whose principal banking subsidiary is Wachovia Bank, National Association. Wachovia has 752 branches and 1,381 ATMs throughout the Southeastern United States. Wachovia also has bank-related subsidiaries engaged in large corporate and institutional relationship management and business development, corporate leasing, remittance processing and discount brokerage services. Based on its consolidated asset size and market capitalization at March 31, 1999, Wachovia was ranked 16th among domestic U.S. bank holding companies in each of these categories. At that date, Wachovia had consolidated assets of $65.3 billion, deposits of $40.3 billion and shareholders' equity of $5.4 billion.

         INFORMATION CONCERNING THE ADVISER. The Adviser is a wholly-owned subsidiary of OFFITBANK Holdings, Inc. The Adviser was formed in 1983 as Offit Associates, a registered investment adviser. In 1990, the Adviser converted to a New York State trust bank. Currently, the Adviser provides wealth management services for individuals, family groups, nonprofit organizations and other institutions. Certain of the employees of the Adviser hold positions with the Funds as directors or officers. Mr. Morris Offit is Chairman of the Board of Directors and President of the Funds, Mr. Wallace Mathai-Davis is Secretary and Treasurer of the Funds, and Mr. Vincent M. Rella and Mr. Stephen B. Wells are Assistant Treasurers of the Funds. Mr. Offit is Chairman of the Adviser and Messrs. Mathai-Davis, Rella and Wells are Managing Directors of the Adviser. The address of each executive officer of the Adviser is 520 Madison Avenue, New York, New York 10022.

         Mr. Offit is the only member of the Adviser's board who has an interest in the Merger other than as a shareholder or employee. As part of the Merger, Mr. Offit entered into an employment agreement with Wachovia whereby he would provide services to Wachovia that are consistent with his background and expertise. The employment agreement becomes effective on the effective date of the Merger. In addition, Mr. Offit entered into a non-compete agreement
which  will  restrict  Mr.  Offit  from  employment   opportunities  in  similar
industries. Mr. Offit has also been invited to join Wachovia's board upon completion of the Merger.

        The Adviser serves as investment adviser to the following affiliated registered investment companies listed below:


THE OFFITBANK INVESTMENT FUND,             THE OFFITBANK VARIABLE INSURANCE
INC.                                       FUND, INC.
(consisting of the following portfolios):  (consisting of the following portfolios):

OFFITBANK High Yield Fund                  OFFITBANK VIF-High Yield Fund
OFFITBANK Emerging Markets Fund            OFFITBANK VIF-Emerging Markets
OFFITBANK Latin America Equity Fund               Fund
OFFITBANK New York Municipal Fund
OFFITBANK California Fund                  OFFITBANK VIF-Total Return Fund
OFFITBANK National Municipal Fund          OFFITBANK VIF-U.S. Government
OFFITBANK U.S. Government Fund             Securities Fund
OFFITBANK Mortgage Securities Fund         OFFITBANK VIF-U.S. Small Cap Fund

         INFORMATION CONCERNING OFFITBANK HOLDINGS, INC. OFFITBANK Holdings, Inc., a privately held holding company headquartered in New York City, is the parent company and sole shareholder of the Adviser. OFFITBANK Holdings, Inc. became the parent holding company of the Adviser due to the Adviser's reorganization that was effected on January 1, 1999. Pursuant to an exchange agreement among OFFITBANK Holdings, Inc. and the then shareholders of the Adviser, OFFITBANK Holdings, Inc. exchanged its shares for all of the Adviser's shares. Consequently, all shareholders of the Adviser became shareholders of OFFITBANK Holdings, Inc. and the Adviser became a wholly-owned subsidiary of OFFITBANK Holdings, Inc.

        EVALUATION BY THE BOARD OF DIRECTORS. On June 23, 1999, the Board of Directors, including each of the Independent Directors, by vote cast in person, unanimously approved, subject to the required shareholder approval described herein, the New Management Agreement. Prior to such approval, the Independent Directors met separately with their counsel, which did not represent Wachovia, for the purpose of assisting them in reaching a determination with respect to the New Management Agreement.

        In considering approval of the New Management Agreement, the Board of Directors carefully evaluated information they deemed necessary to enable them to determine whether the New Management Agreement will be in the best interests of each Fund and its shareholders. In making this recommendation, the Directors evaluated the experience of the Adviser's key personnel in investing, the quality of services the Adviser is expected to provide to the Funds and the compensation proposed to be paid to the Adviser. The Directors have given careful consideration to all factors deemed to be relevant to the Company, including, but not limited to: (1) the fees and expense ratios of comparable mutual funds; (2) the performance of the Funds as compared to similar mutual funds; (3) the nature and quality of the services expected to be rendered to the Company by the Adviser; (4) the distinct investment objective and policies of each Fund; (5) that the compensation payable to the Adviser under the New Management Agreement will be at the same rate as the compensation now payable to the Adviser under the Present Management Agreement; (6) that the terms of the New Management Agreement are substantially identical in all material respects as the terms of the Present Management Agreement except for different effective and termination dates; (7) the history, reputation, qualification and background of the Adviser and Wachovia and their respective financial conditions, as well as the qualifications of their personnel; and (8) the substantial benefits expected to be realized as a result of the Adviser's ownership by Wachovia, such as the potential for increasing Fund assets and the opportunity to gain access to Wachovia's managerial and technological resources.

        In making the determination to recommend approval of the New Management Agreement to shareholders of the Company, the Board of Directors gave substantial weight to the Adviser's representations that (i) the Merger should benefit the Adviser and the Funds by preserving the Adviser's independent management structure and portfolio management style, while providing stability from a strengthening balance sheet, more attractive financial incentives to the Adviser's employees and increased resources for the Adviser's operations; (ii) the Merger will not materially affect the advisory operations of the Adviser or the level or quality of advisory services provided to the Funds; (iii) the same personnel of the Adviser who currently provide services to the Company are expected to continue to do so after the Merger; (iv) the Company will not be subject to any unfair burden as a result of the Merger; (v) access to Wachovia's broad managerial, financial and technological resources should allow the Adviser to increase the range and quality of services provided to the Company; and (vi) the Merger could potentially result in an increase in assets of the Funds, thereby possibly reducing the effective rate of the Adviser's fees and other expenses of the Funds. In considering approval of the New Management Agreement, the Board of Directors reviewed the most recent audited financial statements of the Adviser and of Wachovia. The Board of Directors believes that the Merger should benefit the Adviser and the Funds and that the Funds should receive investment advisory services under the New Management Agreement equal or superior to those currently received under the Present Management Agreements, at the same fee levels. The Board of Directors therefore unanimously recommends approval of the New Management Agreement by shareholders of each Fund.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NEW MANAGEMENT AGREEMENT.

                                 PROPOSAL NO. 2
                            ELECTION OF BOARD MEMBER

         The Board of Directors is currently comprised of four persons, three of whom have been elected by shareholders. You are being asked to ratify the appointment of the Director that has not been elected by shareholders so that the entire Board will be comprised of Directors who have been elected by shareholders.

        At a meeting of the Board of Directors held June 23, 1999, the Independent Directors of the Board (those Directors that are not "interested persons" of the Adviser or the Fund) recommended the nomination of Mr. Stephen Peck to serve as an Independent Director of the Company. The full Board approved the nomination and Mr. Peck is currently serving as a Director of the Company. The nomination of Mr. Peck was necessary to satisfy (i) certain conditions to closing of the Merger and (ii) Section 15(f) of the 1940 Act (discussed above) whereby, for a period of three years following the Merger, at least 75% of the Company's Board of Directors must generally be comprised of persons who were elected by shareholders and are not "interested persons" of the investment adviser or predecessor investment adviser.

        It is the intention of the persons named in the accompanying form of proxy to vote "FOR" the election of Mr. Peck, who has consented to being named in this Proxy Statement and has agreed to serve if elected. The Independent Directors reserve the right to substitute another person or persons of their choice if Mr. Peck is unable to serve as a director for any reason.

        The Board has designated an audit committee to provide advice with respect to accounting, auditing and financial matters affecting the Company. The Audit Committee is comprised of Mr. Landau and The Very Reverend Morton and meets periodically. For the fiscal year ended December 31, 1998, the Audit Committee met two times. The Board met five times during the fiscal year ended December 31, 1998.


                                INFORMATION REGARDING NOMINEE'S
                          PRINCIPAL OCCUPATION AND OTHER INFORMATION


                                                                                  Amount of
                                                                                 Beneficial
Name and Principal Occupation                                                     Ownership
During the Past Five Years and                                                of Shares of the
Directorships of Public Companies                             Age                   Fund

Stephen  M.  Peck:   Investment  Officer,  Gildner             64                    N/A
Gagnon,  Howe & Co. LLC (1989-Present);
Director, Harnischfeger, Inc. and Fresenious
Medical Care.

                           CURRENT DIRECTORS AND EXECUTIVE OFFICERS


                                 Position(s) Held        Principal Occupation(s)
Name and Age                     With the Fund           Past 5 Years
------------                     ---------------         ------------

Morris W. Offit*                 Chairman of the         President and Director, OFFITBANK
Age:           62 Years          Board, President,       (investment adviser) (1983 - present);
                                 and Director            one additional Chairman of the Board,
                                                         President and Director position with
                                                         the OFFITBANK Fund Complex.

Edward J. Landau                 Director                Products Inc.; Pittsburgh Annealing
Age:    71 years                                         Box and Clad Metals Inc.; one
                                                         additional Director position with the
                                                         OFFITBANK Fund Complex.


The Very Reverend James          Director                Solis-Cohen, LLP (2/1/98-present);
Parks Morton                                             Member, Lowenthal, Landau, Fischer &
Age:    74 Years                                         Bring, P.C. (1960-1/31/98); Director,
                                                         Revlon Group Inc., Revlon Consumer
                                                         President, Interfaith Center of New
                                                         York (1/1/98 - present); formerly Dean
                                                         of Cathedral of St. John the Divine
                                                         (1972 - 1996); one additional Director
                                                         position with theOFFITBANK Fund Complex.


Mr. Wallace Mathai-Davis         Secretary and           Managing Director, OFFITBANK
Age:    55 Years                 Treasurer               (Investment adviser) (1986 - present);
                                                         one additional Officer position with the
                                                         OFFITBANK Fund Complex.


        *     "Interested person" of the Fund as defined in the 1940 Act.

        The Company pays each Director who is not also an officer or affiliated person an annual fee of $10,000 and a fee of $1,250 for each Board of Directors and Board committee meeting attended and reimburses such Director for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with the Adviser do not receive compensation from the Company but are reimbursed for all out-of-pocket expenses relating to attendance at meeting.

                                     DIRECTOR COMPENSATION

(The following table shows the compensation paid by the Company to the Directors for 1998)


                                                                                            Total
                                                Pension or                              Compensation
                                                Retirement                             from Registrant
                             Aggregate           Benefits           Estimated             and Fund
                           Compensation          Accrued              Annual              Complex*
                             From the        As Part of Full      Benefits Upon            Paid to
Name of Director            Registrant           Expenses           Retirement            Directors

Morris W. Offit                 $0                  $0                  $0                   $0

Edward J. Landau            $18,750.00              $0                  $0               $23,000.00

The Very
Reverend James
Parks Morton                $18,750.00              $0                  $0               $23,000.00


* For this purpose, the "Fund Complex" consists of the Company and The OFFITBANK Variable Insurance Fund, Inc., which constitute all of the regulated investment companies advised by the Adviser.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NEW NOMINEE FOR THE BOARD.

                             ADDITIONAL INFORMATION

        As of the record date, June 24, 1999, the name, address and share ownership of each person who owned of record 5% of more of the outstanding shares of the Company (or any Fund) are listed in the following table:





==============================================================================================================
                              5% Beneficial Owners
--------------------------------------------------------------------------------------------------------------
                                                                              Amount of
                                                Name and Address of          Beneficial          Percent
                   Fund                          Beneficial Owner             Ownership          of Fund
                   ----                          ----------------             ---------          -------
==============================================================================================================

OFFITBANK Emerging Markets Fund             Trustees of Tufts College        851,162.809           5.164
                                            Treasury Operations
                                            169 Holland St., 3rd Flr.
                                            Somerville, MA 02144





--------------------------------------------------------------------------------------------------------------
OFFITBANK Latin America Equity Fund         Mrs. Ann S. Bowers TTEE          235,534.016          10.528
                                            The Noyce Foundation
                                            450 Sheridan Avenue
                                            Palo Alto, CA 94304-0000
--------------------------------------------------------------------------------------------------------------
OFFITBANK Latin America Equity Fund         Grass Family Partnership         408,247.864          18.249
                                            Ltd
                                            U/A DTD 10/15/84
                                            4025 Crooked Hill Rd.
                                            Harrisburg, PA 17110-0000
--------------------------------------------------------------------------------------------------------------
OFFITBANK Latin America Equity Fund         Peter D. Le Bowits               142,820.133           6.384
                                            92 Cherry Valley Rd.
                                            Greenwich, CT 06831-3041
--------------------------------------------------------------------------------------------------------------
OFFITBANK Latin America Equity Fund         Ann Bowers TTEE                  226,129.330          10.103
                                            FBO Noyce Marital Trust
                                            DTD 11-17-79
                                            c/o OFFITBANK
                                            Attn Carolyn Dolan
                                            520 Madison Avenue
                                            New York, NY  10022-4213
--------------------------------------------------------------------------------------------------------------
OFFITBANK Latin America Equity Fund         Norca-Technic AG                 119,421.702           5.338
                                            Neugasse 29
                                            Postfach 145
                                            ZVG Switzerland CH 6301





--------------------------------------------------------------------------------------------------------------
OFFITBANK California Municipal Fund         Mathilde M. Notaras               95,849.281           6.721
                                            10112 Empyrean Way Apt.
                                            202
                                            Los Angeles, CA 90067
--------------------------------------------------------------------------------------------------------------
OFFITBANK California Municipal Fund         Lisa Robyn Zenkel                109,182.818           7.656
                                            204 S. Canyon View
                                            Los Angeles, CA 90049
--------------------------------------------------------------------------------------------------------------
OFFITBANK California Municipal Fund         Ana Leech                        109,182.818           7.656
                                            and Matilda Nieri TTEES
                                            FBO Elisa Zaffaroni Trust
                                            DTD 04-15-89
                                            950 Page Mill Rd.
                                            Palo Alto, CA 94304-1012
--------------------------------------------------------------------------------------------------------------
OFFITBANK California Municipal Fund         Offitbank Capital                322,861.606          22.638
                                            Attn Vincent Rella
                                            520 Madison Ave, 27th
                                            Floor
                                            New York, NY 10022-4213
--------------------------------------------------------------------------------------------------------------
OFFITBANK California Municipal Fund         David H. Taylor                   73,772.450           5.173
                                            and Janet G. Taylor
                                            JT WROS
                                            9 Inverness Drive
                                            San Rafael, CA 94901
--------------------------------------------------------------------------------------------------------------
OFFITBANK California Municipal Fund         John F. Cooke                    142,783.583          10.012
                                            and Diane F. Cooke
                                            JT TEN
                                            211 N. Cliffwood Ave.
                                            Los Angeles, CA  90049





--------------------------------------------------------------------------------------------------------------
OFFITBANK New York Municipal Fund           Lawrence A. Weinbach and         436,738.645           6.288
                                            Patricia L. Weinbach
                                            JT WROS





--------------------------------------------------------------------------------------------------------------
OFFITBANK New York Municipal Fund           Gillian Attfield                 463,092.964           6.637
                                            79 East 79th Street
                                            New York, NY 10021-0202
--------------------------------------------------------------------------------------------------------------
OFFITBANK New York Municipal Fund           Offitbank Capital                469,179.353           6.725
                                            Attn. Vincent Rella
                                            20 Madison Ave., 27th Fl.
                                            New York, NY 10022-4213
--------------------------------------------------------------------------------------------------------------
OFFITBANK National Municipal Fund           EILNYS England                   241,490.347          11.764
                                            260 Riversville Rd.
                                            Greenwich, CT 06831
--------------------------------------------------------------------------------------------------------------
OFFITBANK National Municipal Fund           Offitbank Capital                504,771.000          24.590
                                            Attn: Vincent Rella
                                            520 Madison Ave., 27th Fl.
                                            New York, NY 10022-4213
--------------------------------------------------------------------------------------------------------------
OFFITBANK National Municipal Fund           Nancy Zeckendorf                 111,154.226           5.415
                                            Personal & Confidential
                                            502 Park Avenue
                                            New York, NY 10022-1108
--------------------------------------------------------------------------------------------------------------
OFFITBANK National Municipal Fund           Nancy Burke                      165,664.275           8.070
                                            455 Bigwood Drive
                                            P.O. Box 5927
                                            Ketchum, ID 83340
--------------------------------------------------------------------------------------------------------------
OFFITBANK National Municipal Fund           Herbert N. Slotnick Trste        120,551,404           5.873
                                            Herbert N. Slotnick Rev
                                            Trust
                                            Penthouse 6
                                            800 S Ocean Blvd.
                                            Boca Raton, FL 33434
--------------------------------------------------------------------------------------------------------------
OFFITBANK National Municipal Fund           Post & Co.                       127,348.248           6.204
                                            003377
                                            Mutual Fund Reorg Dept.
                                            One Wall Street
                                            New York, NY 10286
--------------------------------------------------------------------------------------------------------------
OFFITBANK National Municipal Fund           Reliable Liquors Inc.            173,689.433           8.461
                                            Attn: Louis Smith
                                            226 Dover Rd.
                                            Glen Burnie, MD 21060
--------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------------------------------
OFFITBANK Mortgage Securities Fund          Tanaka Memorial                  350,633.923           5.899
                                            Foundation Inc.
                                            237 Park Ave., 21st Fl.
                                            New York, NY 10017
--------------------------------------------------------------------------------------------------------------
OFFITBANK Mortgage Securities Fund          Solidago Foundation Inc.         668,484.871          11.247
                                            25 Main St., STE 439
                                            Northampton, MA 01060
--------------------------------------------------------------------------------------------------------------
OFFITBANK Mortgage Securities Fund          Joseph L. Rosenmiller Jr.        326,510.822           5.495
                                            TTEE
                                            Rochelle Korman TTEE
                                            Ten Year Charitable REM
                                            Unitrust
                                            DTO 9-21-94
                                            1136 Fifth Avenue
                                            New York, New York
                                            10028
--------------------------------------------------------------------------------------------------------------
OFFITBANK Mortgage Securities Fund          Joseph L. Rosenmiller Jr.        732,953.304          12.331
                                            TTEE
                                            Rochelle Korman TTEE
                                            Ten Year Charitable REM
                                            Unitrust
                                            DTO 9-21-94
                                            1136 Fifth Avenue
                                            New York, New York
                                            10028
--------------------------------------------------------------------------------------------------------------
OFFITBANK Mortgage Securities Fund          New York Blood Center Inc.       300,181.910           5.050
                                            Intermediate Fund
                                            310 East 67th St.
                                            New York, NY 10021
--------------------------------------------------------------------------------------------------------------
OFFITBANK US Government Securities          Harry Macklowe and Linda         390,815.243           8.681
Fund                                        Macklowe
                                            Ten Ent
                                            420 E. 54th St. 38B
                                            New York, NY 10022-5155
--------------------------------------------------------------------------------------------------------------
OFFITBANK US Government Securities          Riverdale Country School         341,711.034           7.590
Fund                                        Inc.
                                            Attn: Kathleen Schoonmaker
                                            5250 Fieldston Road
                                            Bronx, NY 10471-2999
--------------------------------------------------------------------------------------------------------------
OFFITBANK US Government Securities          Remy Capital Partners 11 LP    1,012,638.385          22.492
Fund                                        1801 Century Park East
                                            Suite 1111
                                            Los Angeles, CA 90067





--------------------------------------------------------------------------------------------------------------
OFFITBANK US Government Securities          Tanaka Memorial                  468,694.805          10.410
Fund                                        Foundation Inc.
                                            237 Park Ave., 21st Fl.
                                            New York, NY 10017
--------------------------------------------------------------------------------------------------------------
OFFITBANK US Government Securities          Alejandro C. Zaffaroni and       320,058.159           7.109
Fund                                        Lida Zaffaroni Trste for
                                            Alejandro & Lida Zaffaroni
                                            Charitable Remainder
                                            Unitrust DTD 2/7/95
                                            P.O. Box 9
                                            Menlo Park CA 94026-0009
--------------------------------------------------------------------------------------------------------------

==============================================================================================================



            ADMINISTRATOR, FUND ACCOUNTING AGENT, AND TRANSFER AGENT

        PFPC, Inc., which has its principal place of business at 400 Bellevue Parkway, Wilmington, DE 19809, is the administrator, fund accounting agent, and transfer agent for the Funds.

                                  OTHER MATTERS

        The Board does not know of any other business to be brought before the meeting. If any other matters properly come before the meeting, proxies will vote on such matters in their discretion.

                REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

        The Company's annual report for the fiscal year ended December 31, 1998 is available at no charge by writing to the Company at P.O. Box 8701,
Wilmington,   Delaware   19899,   or  by  calling  the  Company   toll-free   at
1-800-618-9510.

                              SHAREHOLDER PROPOSALS

        The Company is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Company's Articles of Incorporation. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable federal and state laws.

                                         By Order  of the  Board of the
                                         THE OFFITBANK INVESTMENT
                                         FUND, INC.


                                         Mr. Wallace Mathai-Davis
                                         Secretary

Dated: June 30, 1999

SHAREHOLDERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

                                    EXHIBIT A

                       [FORM OF NEW MANAGEMENT AGREEMENT]

                          INVESTMENT ADVISORY AGREEMENT
                       THE OFFITBANK INVESTMENT FUND, INC.
                                  P.O. Box 8701
                              Wilmington, DE 19899


                            __________________, 1999


OFFITBANK
520 Madison Avenue
New York, New York 10022

Dear Sir or Madam:

This will confirm the agreement between the undersigned (the "Company") and you (the "Investment Adviser") as follows:

        1. The Company proposes to engage in the business of investing and reinvesting the assets of the OFFITBANK High Yield Fund, OFFITBANK Emerging Markets Fund, OFFITBANK Latin America Equity Fund, OFFITBANK U.S. Government Securities Fund, OFFITBANK Mortgage Securities Fund, OFFITBANK California Municipal Fund, OFFITBANK New York Municipal Fund, and OFFITBANK National Municipal Fund (individually a "Fund", collectively the "Funds") in the manner and in accordance with the investment objectives and limitations specified in the Company's Articles of Incorporation and Articles Supplementary (the "Articles") and the currently effective prospectus, including the documents incorporated by reference therein (the "Prospectus"), relating to the Company and the Funds, included in the Company's Registration Statement an amended from time to time (the "Registration Statement"), filed by the Company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to the Investment Adviser. Any amendments to these documents shall be furnished to the Investment Adviser.

        2. The Company employs the Investment Adviser to (a) make investment strategy decisions for the Funds, (b) manage the investing and reinvesting of the Funds' assets as specified in paragraph 1, (c) place purchase and sale orders on behalf of the Funds and, (d) provide continuous supervision of each Fund's investment portfolio.

        3. (a) The Investment Adviser shall, at its expense, provide the Funds with office space, furnishings and equipment and personnel required by it to perform the services to be provided by the Investment Adviser pursuant to this Agreement.

               (b) Except as provided in subparagraph (a), the Company shall be responsible for all of the Funds' expenses and liabilities, including taxes; interest; fees (including fees paid to its directors who are not affiliated with the Investment Adviser or any of its affiliates); fees payable to the Securities and Exchange Commission; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administration fees, charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholders' meetings; any extraordinary expenses; and brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities.

        4. As manager of the Funds' assets, the Investment Adviser shall make investments for the Funds' account in accordance with the investment objectives and limitations set forth in the Articles, the Prospectus, the 1940 Act, the provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, applicable banking laws and regulations, and policy decisions adopted by the Company's Board of Directors from time to time. The Investment Adviser shall advise the Company's officers and Board of Directors, at such times as the Company's Board of Directors may specify, of investments made for the Funds' accounts and shall, when requested by the Company's officers or Board of Directors, supply the reasons for making such investments.

        5. The Investment Adviser is authorized on behalf of the Company, from time to time when deemed to be in the best interests of the Company and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Adviser or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Adviser is further authorized, to the extent permitted by applicable law, to select brokers for the execution of trades for the Company, which broker may be an affiliate of the Investment Adviser, provided that the best competitive execution price is obtained at the time of the trade execution.

        6. In consideration of the Investment Adviser's undertaking to render the services described in this agreement, the Company agrees that the Investment Adviser shall not be liable under this agreement for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of this agreement, provided that nothing in this agreement shall be deemed to protect or purport to protect the Investment Adviser against any liability to the Company or its stockholders to which the Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Investment Adviser's duties under this agreement or by reason of the Investment Adviser's reckless disregard of its obligations and duties hereunder.

        7. In consideration of the services to be rendered by the Investment Adviser under this agreement, the Company shall pay the Investment Adviser monthly fees on the first Business Day (as defined in the Prospectus) of each month based upon the average daily net assets of each Fund during the preceding month (as determined on the days and at the time set forth in the Prospectus for determining net asset value per share) at the following annual rates; .85% for the first $200,000,000 of assets, .75% on the next $400,000,000, and .65% of amounts in excess of $600,000,000 for the OFFITBANK High Yield Fund; .90% of the first $200,000,000 of net assets and .80% on amounts in excess thereof for the OFFITBANK Emerging Markets Fund; 1.00% for the assets of the OFFITBANK Latin America Equity Fund; 0.35% for the assets of the OFFITBANK U.S. Government Securities Fund; 0.35% for the assets of the OFFITBANK Mortgage Securities Fund; 0.35% for the assets of the OFFITBANK California Municipal Fund; 0.35% for the assets of the OFFITBANK New York Municipal Fund; and 0.35% for the assets of the OFFITBANK National Municipal Fund. If the fees payable to the Investment Adviser pursuant to this paragraph 7 begins to accrue before the end of any month or if this agreement terminates before the end of any month, the fees for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Funds' net assets shall be computed in the manner specified in the Prospectus and the Articles for the computation of the value of the Funds' net assets in connection with the determination of the net asset value of shares of the Funds' capital stock.

        8. This agreement shall continue in effect until two years from the date hereof and thereafter with respect to each Fund for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of such Fund's outstanding voting securities (as defined in the 1940 Act) or by the Company's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Company's directors who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party. This agreement may be terminated by any Fund at any time, without the payment of any penalty, by a vote of a majority of such Fund's outstanding voting securities (as defined in the 1940 Act) or by a vote of a majority of the Company's entire Board of Directors on 60 days' written notice to the Investment Adviser or by the Investment Adviser on 60 days' written notice to the Company. This agreement may remain in effect with respect to a Fund even if it has been terminated in accordance with this paragraph with respect to the other Funds. This agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

        9. Upon expiration or earlier termination of this agreement, the Company shall, if reference to "OFFITBANK" is made in the corporate name of the Company or in the names of the Funds and if the Investment Adviser requests in writing, as promptly as practicable change its corporate name and the names of the Funds so as to eliminate all reference to "OFFITBANK", and thereafter the Company and the funds shall cease transacting business in any corporate name using the words "OFFITBANK" or any other reference to the Investment Adviser or "OFFITBANK". The foregoing rights of the Investment Adviser and obligations of the Company shall not deprive the Investment Adviser, or any affiliate thereof which has "OFFITBANK" in its name, of, but shall be in addition to, any other rights or remedies to which the Investment Adviser and any such affiliate may be entitled in law or equity by reason of any breach of this agreement by the Company, and the failure or omission of the Investment Adviser to request a change of the Company's or the Funds" name or a cessation of the use of the name of "OFFITBANK" as described in this paragraph 9 shall not under any circumstances be deemed a waiver of the right to require such change or cessation at any time thereafter for the same or any subsequent breach.

        10. Except to the extent necessary to perform the Investment Adviser's obligations under this agreement, nothing herein shall be deemed to limit or restrict the right of the Investment Adviser, or any affiliate of the Investment Adviser, or any employee of the Investment Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

        11. This agreement shall be governed by the laws of the State of Maryland.

        If the foregoing correctly sets forth the agreement between the Company and the Investment Adviser, please so indicate by signing and returning to the Company the enclosed copy hereof.

                                    Very truly yours,

                                    THE OFFITBANK INVESTMENT FUND, INC.



                                      By:
                                          ----------------------

ACCEPTED:

OFFITBANK


By:
    --------------------

                         THE OFFITBANK INVESTMENT FUND, INC.

                            OFFITBANK HIGH YIELD FUND
                SPECIAL MEETING OF SHAREHOLDERS -- JULY 30, 1999

Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE OFFITBANK HIGH YIELD FUND HEREBY CONSTITUTES AND APPOINTS WALLACE MATHAI-DAVIS AND VINCENT M. RELLA, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE OFFITBANK INVESTMENT FUND, INC.


-------Detach   card  at   perforation   and  mail  in  postage  paid   envelope
provided---------


1.   Approval  of  the  proposed   Investment  Advisory  Agreement  between  The
     OFFITBANK Investment Fund, Inc. and OFFITBANK.


        FOR                    AGAINST                       ABSTAIN
        |_|                      |_|                           |_|



2. Election of a director to serve as a member of the Board of Directors of The OFFITBANK Investment Fund, Inc. The nominee is: Mr. Stephen M. Peck.


       FOR NOMINEE                                      WITHHOLD
           |_|                                            |_|

------------Detach card at perforation and mail in postage paid envelope provided----------------


                       THE OFFITBANK INVESTMENT FUND, INC.

                            OFFITBANK HIGH YIELD FUND
                                      PROXY

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR approval of Proposal 1 and for the election of the nominee.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 1999

                       THE OFFITBANK INVESTMENT FUND, INC.

                         OFFITBANK EMERGING MARKETS FUND
                SPECIAL MEETING OF SHAREHOLDERS -- JULY 30, 1999

   Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE OFFITBANK EMERGING MARKETS FUND HEREBY CONSTITUTES AND APPOINTS WALLACE MATHAI-DAVIS AND VINCENT M. RELLA, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE OFFITBANK INVESTMENT FUND, INC.


------------Detach card at perforation and mail in postage paid envelope provided-----------------


1.   Approval  of  the  proposed   Investment  Advisory  Agreement  between  The
     OFFITBANK Investment Fund, Inc. and OFFITBANK.


           FOR                       AGAINST                 ABSTAIN
           |_|                         |_|                     |_|


2. Election of a director to serve as a member of the Board of Directors of The OFFITBANK Investment Fund, Inc. The nominee is: Mr. Stephen M. Peck.


            FOR NOMINEE                                   WITHHOLD
                |_|                                         |_|

--------------Detach card at perforation and mail in postage paid envelope provided-----------------


                       THE OFFITBANK INVESTMENT FUND, INC.

                         OFFITBANK EMERGING MARKETS FUND
                                      PROXY

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR approval of Proposal 1 and for the election of the nominee.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 1999

                       THE OFFITBANK INVESTMENT FUND, INC.

                       OFFITBANK LATIN AMERICA EQUITY FUND
                SPECIAL MEETING OF SHAREHOLDERS -- JULY 30, 1999

Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE OFFITBANK LATIN AMERICA EQUITY FUND HEREBY CONSTITUTES AND APPOINTS WALLACE MATHAI-DAVIS AND VINCENT M. RELLA, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE OFFITBANK INVESTMENT FUND, INC.


-----------Detach card at perforation and mail in postage paid envelope provided--------------


1.   Approval  of  the  proposed   Investment  Advisory  Agreement  between  The
     OFFITBANK Investment Fund, Inc. and OFFITBANK.


           FOR                      AGAINST                 ABSTAIN
           |_|                        |_|                     |_|



2. Election of a director to serve as a member of the Board of Directors of The OFFITBANK Investment Fund, Inc. The nominee is: Mr. Stephen M. Peck.


              FOR NOMINEE                                   WITHHOLD
                  |_|                                         |_|

-----------------Detach card at perforation and mail in postage paid envelope provided---------------


                       THE OFFITBANK INVESTMENT FUND, INC.

                       OFFITBANK LATIN AMERICA EQUITY FUND
                                      PROXY

  This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR approval of Proposal 1 and for the election of the nominee.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 1999

                       THE OFFITBANK INVESTMENT FUND, INC.

                        OFFITBANK NEW YORK MUNICIPAL FUND
                SPECIAL MEETING OF SHAREHOLDERS -- JULY 30, 1999

   Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE OFFITBANK NEW YORK MUNICIPAL FUND HEREBY CONSTITUTES AND APPOINTS WALLACE MATHAI-DAVIS AND VINCENT
M. RELLA, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE OFFITBANK INVESTMENT FUND, INC.


-------------Detach card at perforation and mail in postage paid envelope provided----------------


1.   Approval  of  the  proposed   Investment  Advisory  Agreement  between  The
     OFFITBANK Investment Fund, Inc. and OFFITBANK.


            FOR                       AGAINST                   ABSTAIN
            |_|                         |_|                       |_|



2. Election of a director to serve as a member of the Board of Directors of The OFFITBANK Investment Fund, Inc. The nominee is: Mr. Stephen M. Peck.


            FOR NOMINEE                               WITHHOLD
                |_|                                     |_|

---------------Detach card at perforation and mail in postage paid envelope provided----------------


                       THE OFFITBANK INVESTMENT FUND, INC.

                        OFFITBANK NEW YORK MUNICIPAL FUND
                                      PROXY

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR approval of Proposal 1 and for the election of the nominee.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 1999

                       THE OFFITBANK INVESTMENT FUND, INC.

                       OFFITBANK CALIFORNIA MUNICIPAL FUND
                SPECIAL MEETING OF SHAREHOLDERS -- JULY 30, 1999

Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE OFFITBANK CALIFORNIA MUNICIPAL FUND HEREBY CONSTITUTES AND APPOINTS WALLACE MATHAI-DAVIS AND VINCENT M. RELLA, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE OFFITBANK INVESTMENT FUND, INC.


--------------Detach card at perforation and mail in postage paid envelope provided----------------


1.   Approval  of  the  proposed   Investment  Advisory  Agreement  between  THE
     OFFITBANK Investment Fund, Inc. and OFFITBANK.


          FOR                          AGAINST                      ABSTAIN
          |_|                            |_|                          |_|



2. Election of a director to serve as a member of the Board of Directors of The OFFITBANK Investment Fund, Inc. The nominee is: Mr. Stephen M. Peck.


               FOR NOMINEE                                WITHHOLD
                   |_|                                      |_|

---------------Detach card at perforation and mail in postage paid envelope provided-----------------


                       THE OFFITBANK INVESTMENT FUND, INC.

                       OFFITBANK CALIFORNIA MUNICIPAL FUND
                                      PROXY

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR approval of Proposal 1 and for the election of the nominee.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 1999

                       THE OFFITBANK INVESTMENT FUND, INC.

                        OFFITBANK NATIONAL MUNICIPAL FUND
                SPECIAL MEETING OF SHAREHOLDERS -- JULY 30, 1999

Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE OFFITBANK NATIONAL MUNICIPAL FUND HEREBY CONSTITUTES AND APPOINTS WALLACE MATHAI-DAVIS AND VINCENT
M. RELLA, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE OFFITBANK INVESTMENT FUND, INC.


-------------Detach card at perforation and mail in postage paid envelope provided-----------------


1. Approval of the proposed Investment Advisory Agreement between The OFFITBANK Investment Fund, Inc. and OFFITBANK.


             FOR                    AGAINST                   ABSTAIN
             |_|                      |_|                       |_|



2. Election of a director to serve as a member of the Board of Directors of The OFFITBANK Investment Fund, Inc. The nominee is: Mr. Stephen M. Peck.


              FOR NOMINEE                                  WITHHOLD
                  |_|                                        |_|

-----------------Detach card at perforation and mail in postage paid envelope provided---------------


                       THE OFFITBANK INVESTMENT FUND, INC.

                        OFFITBANK NATIONAL MUNICIPAL FUND
                                      PROXY

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR approval of Proposal 1 and for the election of the nominee.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 1999

                       THE OFFITBANK INVESTMENT FUND, INC.

                         OFFITBANK U.S. GOVERNMENT FUND
                SPECIAL MEETING OF SHAREHOLDERS -- JULY 30, 1999

Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE OFFITBANK U.S. GOVERNMENT FUND HEREBY CONSTITUTES AND APPOINTS WALLACE MATHAI-DAVIS AND VINCENT
M. RELLA, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE OFFITBANK INVESTMENT FUND, INC.


----------------Detach card at perforation and mail in postage paid envelope provided-----------------


1.   Approval  of  the  proposed   Investment  Advisory  Agreement  between  The
     OFFITBANK Investment Fund, Inc. and OFFITBANK.


         FOR                     AGAINST                    ABSTAIN
         |_|                       |_|                        |_|



2. Election of a director to serve as a member of the Board of Directors of The OFFITBANK Investment Fund, Inc. The nominee is: Mr. Stephen M. Peck.


               FOR NOMINEE                               WITHHOLD
                   |_|                                     |_|

--------------Detach card at perforation and mail in postage paid envelope provided---------------


                       THE OFFITBANK INVESTMENT FUND, INC.

                         OFFITBANK U.S. GOVERNMENT FUND
                                      PROXY

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR approval of Proposal 1 and for the election of the nominee.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 1999

                       THE OFFITBANK INVESTMENT FUND, INC.

                       OFFITBANK MORTGAGE SECURITIES FUND
                SPECIAL MEETING OF SHAREHOLDERS -- JULY 30, 1999

Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE OFFITBANK MORTGAGE SECURITIES FUND HEREBY CONSTITUTES AND APPOINTS WALLACE MATHAI-DAVIS AND VINCENT
M. RELLA, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE OFFITBANK INVESTMENT FUND, INC.


-------------Detach card at perforation and mail in postage paid envelope provided------------------


1.   Approval  of  the  proposed   Investment  Advisory  Agreement  between  The
     OFFITBANK Investment Fund, Inc. and OFFITBANK.


          FOR                     AGAINST                   ABSTAIN
          |_|                       |_|                       |_|



2. Election of a director to serve as a member of the Board of Directors of The OFFITBANK Investment Fund, Inc. The nominee is: Mr. Stephen M. Peck.


               FOR NOMINEE                             WITHHOLD
                   |_|                                   |_|

---------------Detach card at perforation and mail in postage paid envelope provided---------------


                       THE OFFITBANK INVESTMENT FUND, INC.

                       OFFITBANK MORTGAGE SECURITIES FUND
                                      PROXY

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR approval of Proposal 1 and for the election of the nominee.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 1999